SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 13, 2002


                       EVEREST REINSURANCE HOLDINGS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



      Delaware                         1-13816                    22-3263609
----------------------------         ------------            -------------------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)



          477 Martinsville Road
           Post Office Box 830
       Liberty Corner, New Jersey                                 07938-0830
-------------------------------------------------            -------------------
       (Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code: 908-604-3000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS


On August 13, 2002, Joseph V. Taranto, the Company's Chief Executive Officer, and Stephen L. Limauro, the Company's Chief Financial Officer, voluntarily certified the Company's 2001 annual report on Form 10-K and all subsequent reports filed prior to such date by the Company with the Securities and Exchange Commission.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits
                  --------

                  Exhibit No.            Description
                  -----------            -----------

                  99.1                   Exhibit A -  Certification by Joseph V.
                                         Taranto,  the Company's Chief Executive
                                         Officer

                  99.2                   Exhibit A - Certification by Stephen L.
                                         Limauro, the Company's Chief  Financial
                                         Officer




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     EVEREST REINSURANCE HOLDINGS, INC.



                                     By:  /S/ JOSEPH A. GERVASI
                                     -------------------------------------------
                                              Joseph A. Gervasi
                                       Vice President, General Counsel
                                                and Secretary

Dated:  August 13, 2002